UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to §240.14a-12

LEE ENTERPRISES, INCORPORATED
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required

☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

☐    Fee paid previously with preliminary materials

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

In accordance with Rule 14a-6(d) under Regulation 14A, Lee Enterprises, Incorporated intends to release definitive copies of this Proxy Statement to shareholders on or about October 24, 2025.

LEE ENTERPRISES, INCORPORATED
4600 E. 53rd Street
Davenport, IA 52807

NOTICE OF 2025 SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD November 25, 2025

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Lee Enterprises, Incorporated (the “Company”) will be held on November 25, 2025, at 9:00 a.m. Central Time (“Special Meeting”). The Special Meeting will be held exclusively online in a virtual meeting format, allowing shareholders to listen, vote, and submit questions conveniently from their own home or other remote location. The Company’s Board of Directors (the “Board”) has determined that conducting an exclusively online meeting will increase shareholder accessibility, improve meeting efficiency, and reduce costs, both to the Company and those shareholders who attend and participate in the Special Meeting. Shareholders may attend and participate in the Special Meeting by logging in at http://www.virtualshareholdermeeting.com/LEE2025SM. At the Special Meeting, you will be asked to:

1.Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock, par value $0.01 per share (“Common Stock”), authorized for issuance from 12,000,000 shares to 24,000,000 shares (the “Charter Amendment”, with such proposal being the “Charter Amendment Proposal” or “Proposal 1”); and

2.Approve a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of additional proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal at the time of the Special Meeting or in connection with any other business that is properly brought before the Special Meeting (the “Adjournment Proposal” or “Proposal 2”).

The Board has fixed the close of business on October 22, 2025, as the record date for the Special Meeting (“Record Date”). Only shareholders of record at that time are entitled to notice of, and to vote at, the Special Meeting and any adjournment, continuation or postponement thereof. A list of shareholders entitled to vote at the Special Meeting will be available for examination by any shareholder, for any purpose germane to the Special Meeting, at the Special Meeting and for 10 days prior to the Special Meeting during ordinary business hours at 4600 E. 53rd Street, Davenport, IA 52807, the Company’s principal executive offices.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS. THIS PROXY
STATEMENT AND THE ENCLOSED PROXY CARD ARE BEING MAILED TO OUR SHAREHOLDERS ON OR ABOUT OCTOBER , 2025. In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we are advising our shareholders of the availability on the internet of our proxy materials related to our forthcoming Special Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all shareholders paper copies of all of the proxy materials, as well as a providing a Notice of Internet Availability of Proxy Materials and access to those proxy materials on a publicly accessible website. This Notice of Special Meeting and Proxy Statement are available to holders of our common stock at http://www.virtualshareholdermeeting.com/LEE2025SM and on our Investor Relations website investors.lee.net. These proxy materials will be available free of charge.

We encourage you to attend and participate in the Special Meeting. However, it is important that your shares be represented whether or not you plan to attend. Even if you plan to attend the Special Meeting, please vote as instructed in the Proxy Statement as promptly as possible to ensure your vote is recorded. Alternatively, you may follow the procedures outlined in the Notice to request a paper proxy card to submit your vote by mail. If you attend the meeting and your shares are registered in your name, you may withdraw your proxy at that time and vote your shares during the Special Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING

“FOR” THE CHARTER AMENDMENT PROPOSAL (PROPOSAL 1), and

“FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2).

Regardless of the number of shares of Common Stock you own, your vote is important. Thank you for your continued support, interest, and investment in Lee Enterprises, Incorporated.

This Notice of the Special Meeting and the accompanying Proxy Statement are first being made available to shareholders of record as of October 22, 2025, on or about October , 2025.

If you have any questions or require any assistance in voting your shares, please contact our proxy solicitor:

Morrow Sodali LLC
509 Madison Avenue Suite 1206
New York, NY 10022
Shareholders Call Toll Free: 800-662-5200
Banks, Brokers, Trustees, and Other Nominees Call Collect: 203-658-9400
Email: LEE@investor.MorrowSodali.com

EXPLANATORY NOTE

Lee Enterprises, Incorporated (the “Company”) is a “smaller reporting company,” as defined by Item 10 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company may provide certain scaled disclosures to the extent applicable in this Proxy Statement (including any information that may be incorporated by reference) and permitted under the Exchange Act for smaller reporting companies. Please also see the section titled “Where You Can Find Additional Information” for more information about the Company’s periodic reporting with the SEC.

LEE ENTERPRISES, INCORPORATED

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement (including all appendices attached hereto, this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or “Board of Directors”) of Lee Enterprises, Incorporated, a Delaware corporation (the “Company”) for use at the Company’s Special Meeting of shareholders (including an adjournments, postponements, or continuations thereof, the “Special Meeting”). Unless the context otherwise requires, references in this Proxy Statement to the “Company,” “we,” “us,” “our”, and similar terms refer to Lee Enterprises, Incorporated.

Special Meeting of Shareholders

Date and Time	November 25, 2025, 9:00 a.m. Central Time

Place	http://www.virtualshareholdermeeting.com/LEE2025SM

Record Date	10/22/2025

Proxy Materials	The Notice of the Special Meeting, this Proxy Statement, and the accompanying proxy card are first being mailed or made available on or about October , 2025, to shareholders of record as of the Record Date.

Proposals and Board Recommendations for Voting

Proposals:	Unanimous Board Recommendation	For more detail, see page:

Proposal 1 - Charter Amendment Proposal	FOR	15

Proposal 2 - Adjournment Proposal	FOR	18

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Why Am I Receiving These Proxy Materials?

The Board is soliciting your vote at the Special Meeting to be held on November 25, 2025, at 9:00 a.m. Central Time, by live webcast at http://www.virtualshareholdermeeting.com/LEE2025SM for the purposes set forth in this Proxy Statement. These materials were first sent or made available to shareholders on or about October , 2025 by internet and by mail. You are invited to attend and participate in the Special Meeting and are requested to vote on the proposals described in this Proxy Statement.

What Is the Purpose of the Special Meeting?

The purpose of the Special Meeting is for the Company’s shareholders to vote to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to effectuate an increase in the number of authorized shares of Common Stock from 12,000,000 shares to 24,000,000 shares. The Company believes that it has currently limited remaining capacity to issue shares of Common Stock under its current share authorization for its corporate needs. Please see “Proposal 1 – Charter Amendment Proposal” for more information regarding the purpose and effects of the proposed Charter Amendment. Also please see the full text of the proposed amendment is attached to and incorporated into this Proxy Statement as Appendix A.

When and Where Will The Special Meeting Be Held?

The Special Meeting is scheduled to be held at 9:00 a.m. Central Time, on November 25, 2025. The Special Meeting will be an exclusively virtual meeting. There will be no physical location. The meeting will only be conducted by live webcast at http://www.virtualshareholdermeeting.com/LEE2025SM.

How can I Attend and Participate in the Special Meeting?

Attendance at the Special Meeting will be limited to shareholders as of the Record Date, their authorized representatives, and guests of the Company. To participate in the virtual meeting, visit http://www.virtualshareholdermeeting.com/LEE2025SM and enter the 16-digit control number included on your Notice of Internet Availability of the proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. You may begin to log into the meeting platform beginning at 8:30 a.m. Central Time on November 25, 2025. The meeting will begin promptly at 9:00 a.m. Central Time on November 25, 2025.

How Do I Submit a Question at the Special Meeting?

If you wish to submit a question, you may do so in two ways. If you want to ask a question before the meeting, prior to 11:59 p.m. Central Time on November 24, 2025, you may log into www.proxyvote.com and enter your 16-digit control number. Once past the login screen, click on “Questions for Management,” type in your question, and click “Submit.” Alternatively, if you want to submit your question during the meeting, log into the virtual meeting platform at http://www.virtualshareholdermeeting.com/LEE2025SM, type your question into the “Ask a Question” field, and click “Submit.” We recommend that shareholders vote by proxy prior to the Special Meeting even if they plan to attend the Special Meeting.

Questions pertinent to meeting matters will be answered during the meeting to the extent reasonably possible. Each shareholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions regarding personal matters or interests, including those related to employment, product or service issues, or suggestions for product or service issues, or suggestions for product innovations, regarding material non-public information of the Company, including the status or results of our business, related to any pending, threatened or ongoing litigation, substantially repetitious of questions already made by another shareholder, in excess of the two question limit, or out of order or not otherwise suitable for the conduct of the Special Meeting as determined by the chair of the Meeting in such person’s reasonable judgment.

What If I Have Technical Difficulties Accessing or Participating In the Special Meeting?

If you encounter technical difficulties with the virtual meeting platform on the meeting day, please reach out to the technical support team using the contact information available on the virtual meeting website at www.virtualshareholdermeeting.com/LEE2025SM. Technical support will be available starting at 8:30 a.m. Central Time on November 25, 2025, and will remain available until thirty minutes after the meeting has finished.

What Is Included In These Materials?

These materials include:

•This Proxy Statement for the Special Meeting;
•The accompanying proxy card; and
•Our Quarterly Report on Form 10-Q for the respective quarter ended June 29, 2025, filed         on August 8, 2025.

What Matters Will Be Voted On At The Special Meeting?

We are aware of two matters that shareholders may vote on at the Special Meeting. The following items are each listed on the proxy card:

•Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of Common Stock, authorized for issuance from 12,000,000 shares to 24,000,000 shares (Proposal 1); and
•Approval of a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of additional proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal at the time of the Special Meeting (Proposal 2). We will also transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Could Other Matters Be Decided At The Special Meeting?

The Board does not intend to present to the Special Meeting any business other than the proposals described in this Proxy Statement. Our Board is not aware of any other business to be presented for action at the Special Meeting. However, if any other matters properly come before the Special Meeting, the individuals named as proxies, or their duly constituted substitutes acting at the Special Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters to the extent authorized by Rule 14a-4(c) of the Exchange Act.

What Are The Board’s Voting Recommendations?

The Board unanimously recommends that you vote your shares:

•FOR the Charter Amendment Proposal (Proposal 1); and

•FOR the Adjournment Proposal (Proposal 2).

How May I Obtain A Printed Copy Of The Proxy Materials?

To receive free of charge a separate copy of the Notice and, if applicable, this Proxy Statement, our most recent Quarterly Report filed with the SEC, shareholders may write or call our offices at the following:

Lee Enterprises, Incorporated
Attn: Investor Relations
4600 E. 53rd Street Davenport, IA 52807
(563) 383-2100

Shareholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information.

Who May Vote At The Special Meeting?

Each share of our Common Stock has one vote on each proposal. Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting or at any adjournment or postponement thereof. As of the Record Date, there were 6,262,967 shares of Common Stock outstanding.

How Many Votes Can Be Cast By All Shareholders?

6,262,967 votes, consisting of one vote for each share of Common Stock outstanding on the Record Date. There is no cumulative voting, and the holders of the Common Stock vote together as a single class.

How Can I Convert Former Class B Common Stock Into Common Stock?

In 2011, all shares of Class B Common Stock were converted into an equal number of shares of Common Stock, in accordance with sunset provisions for Class B Common Stock established in 1986. If you still hold certificates for Class B Common Stock, contact our transfer agent, EQ Shareowner Services (“Equiniti”), at 1-800-468-9716 to have the shares converted to Common Stock.

What Is The Difference Between A Shareholder Of Record And A Beneficial Owner Of Shares Held In Street Name?

Shareholder of Record. You are the “shareholder of record” for any Company shares that you own directly in your name in an account with the Company’s transfer agent, Equiniti.

Beneficial Owner of Shares Held in Street Name. You are the “beneficial owner” of shares held in street name if your Company shares are held in an account with a broker, bank, or other nominee as custodian on your behalf. The broker, bank, or other nominee is considered the shareholder of record of these shares. As the beneficial owner, you have the right to instruct the broker, bank, or other nominee how to vote the Company shares in your account. Please refer to the voting instructions provided by your bank, broker, or other nominee to direct it how to vote your shares. You are also invited to attend the Special Meeting; however, because you are not the shareholder of record, you will not be able to vote the shares of which you are the beneficial owner in person at the Special Meeting unless you obtain a legal proxy from the shareholder of record authorizing you to vote the shares.

What Is The Quorum Requirement For The Special Meeting?

A majority of the shares entitled to vote on the proposals, respectively, at the Special Meeting must be present at the Special Meeting in person or by proxy for the transaction of business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum if you: Are entitled to vote on the proposals, respectively, and you are present in person at the Special Meeting; or Have properly voted on the Internet, by telephone or by submitting a proxy card or voting instruction form by mail. Abstentions are counted as present for purposes of establishing a quorum at the Special Meeting. Abstentions will count as a “vote against” each of the proposals. Broker non-votes will not be counted as present for purposes of establishing a quorum at the Special Meeting, and broker non-votes will not have an effect on the proposals. For additional information regarding abstentions and broker non-votes, please see the questions titled “What Happens If I Do Not Give Specific Voting Instructions?” and “How Do Abstentions, Broker Non-Votes and Unmarked Proxy Cards Affect The Voting Results?”

What If A Quorum Is Not Present At The Special Meeting?

A quorum is necessary to hold a valid meeting. If a quorum is not present or represented at the scheduled time of the Special Meeting, the chair of the Special Meeting may adjourn the Special Meeting until a quorum is present or represented.

How Do I Vote?

Whether you are a shareholder of record or hold any of your shares in “street name,” such as in a stock brokerage account or through a bank or other nominee, you may vote in the following ways:

By Phone	By Internet
Vote by dialing the number on the proxy card/voting instruction form and following the easy voice prompts	Follow the instructions included on the proxy card/voting instruction form
By Mail	By Virtual Meeting
If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by filling out the proxy card and returning it	Attend the Virtual Meeting

The deadline for voting by telephone or by Internet will vary depending upon how you vote your shares. Please follow the instructions shown on your proxy card or voting instruction form.

If you are not the shareholder of record, please refer to the voting instructions provided by your bank, broker, or other nominee to direct it how to vote your shares. Your vote is important. You are also invited to attend the Special Meeting; however, if you are not the shareholder of record, you may not vote these shares at the Special Meeting unless you obtain a legal proxy from the shareholder of record authorizing you to vote the shares.

Certain of our shareholders hold their shares in more than one account and may receive separate proxy cards or voting instruction forms for each of those accounts. To ensure that all of your shares are represented at the Special Meeting, we recommend that you submit every proxy card or voting instruction form you receive.

Who Will Count the Votes?

Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as inspector of election.

How Can I Revoke My Proxy Or Change My Vote After I Vote?

If you are a shareholder of record, you may revoke your proxy or change your vote prior to the Special Meeting by:

•Voting again via the Internet or by telephone;

•Signing, dating, and returning a new proxy card or voting instruction form with a later date;

•Signing, dating, and mailing an instrument revoking the proxy to Lee Enterprises, Incorporated, at 4600 E. 53rd Street, Davenport, Iowa 52807, the Company’s principal executive offices; or

•Attending the Special Meeting and voting, which will revoke any prior proxy.

If you are a beneficial owner of your shares and you have instructed your bank, broker, or other nominee to vote your shares, you may change your vote prior to the Special Meeting by following directions provided by your bank, broker, or other nominee to change such voting instructions. Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Special Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote online at the Special Meeting.

What Happens If I Do Not Give Specific Voting Instructions?

Shareholders of Record. If you are a shareholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or sign and return a proxy card without giving specific voting instructions, then the persons named as proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

Beneficial Owners. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” See “How Are Any Broker Non-Votes Determined?” for more information. Proposals 1 and 2 included in this Proxy Statement are expected to be non-routine matters, and therefore brokers, banks or other nominees will not have authority to vote your shares if you do not provide them with specific voting instructions.

What Is The Voting Requirement To Approve Each Of The Proposals?

Proposal 1 – Approval of Charter Amendment Proposal. The affirmative vote of the holders of a MAJORITY of the shares of our Common Stock, represented virtually or by proxy at the Special Meeting and entitled to vote on the matter, is required to approve the Charter Amendment.

Proposal 2 – Adjournment Proposal. The affirmative vote of the holders of a MAJORITY of the shares of our Common Stock, represented virtually or by proxy at the Special Meeting and entitled to vote on the matter, is required to approve the Adjournment Proposal.

How Do Abstentions, Broker Non-Votes and Unmarked Proxy Cards Affect The Voting Results?

Abstentions and Broker Non-Votes. Any abstentions will count as “vote against” the applicable proposal, while broker non-votes will have no effect with respect to proposals 1 and 2.

Unmarked Proxies. If you sign and return a proxy card or otherwise vote as directed herein, but do not mark how your shares are to be voted, the individuals named as proxies therein will vote your shares in accordance with the recommendation of the Board on both proposals; therefore, if no direction is made, an unmarked proxy will be voted:

•FOR the Charter Amendment Proposal; and

•FOR the Adjournment Proposal.

If permitted, in their discretion, the proxies named therein will be authorized to vote upon such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

How Are Any Broker Non-Votes Determined?

If you are a “street name” holder of Common Stock and you provide your bank, broker, trust or other nominee with voting instructions on at least one of the proposals brought before the Special Meeting, then your shares will be counted in determining the presence of a quorum. The proposals for consideration at the Special Meeting are expected to be considered “non-routine” matters, and, therefore, no broker would have discretion to vote on any of the proposals to be considered at the Special Meeting without voting instructions from the beneficial owner of the shares. If you are a “street name” holder of shares and you do not provide your bank, broker, trust or other nominee with voting instructions, then your shares will not be counted in determining the presence of a quorum.

Under the Nasdaq rules, brokers who hold shares in a “street name” for a beneficial owner typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from the beneficial owner on how to vote. However, brokers are not allowed to exercise their voting discretion with respect to the approval of matters that Nasdaq does not deem “routine.” None of the proposals to be voted on at the Special Meeting are expected to be deemed routine under the Nasdaq rules. Consequently, your bank, broker, trust or other nominee will NOT have the power to vote your Common Stock at the Special Meeting unless you provide instructions to your bank, broker, trustor other nominee on how to vote on each proposal. You should instruct your bank, broker, trust or other nominee on how to vote your shares with respect to each proposals, using the instructions provided by your bank, broker, trust or other nominee. You may be able to vote by telephone or through the Internet if your bank, broker, trust or other nominee offers these options.

Is My Vote Confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: As necessary to meet applicable legal requirements; To allow for the tabulation and certification of votes; and To facilitate a successful proxy solicitation. Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to our management and the Board.

Where Can I Find The Voting Results Of The Special Meeting?

Voting results will be tallied by the inspector of election. The Company will report the preliminary results in a Current Report on Form 8-K, to be filed with the SEC within four business days following the Special Meeting, and the final results as soon as practicable following certification by the inspector of election.

Who Is Paying The Costs Of Proxy Solicitation?

The Company will bear the cost of the solicitation of proxies by the Company. Morrow Sodali LLC has been retained to assist in the solicitation of proxies for a fee of $ , plus additional fees relating to telephone solicitation and reimbursement of certain expenses.

What Is The Deadline To Propose Actions For Consideration, Or To Nominate Individuals To Serve As Directors, At The 2026 Annual Meeting Of Shareholders?

Shareholder Proposals for Inclusion in the Proxy Statement for the 2026 Annual Meeting

Shareholders interested in submitting a proposal considered for inclusion in the Company’s proxy statement for the 2026 annual meeting of shareholders (“2026 annual meeting”) must follow the procedures set forth in Rule 14a-8 under the Exchange Act. Proposals must be submitted to us by registered, certified, or express mail to the attention of the Company’s Corporate Secretary at our principal executive offices. In general, to be considered for inclusion in our proxy statement and form of proxy relating to the 2026 annual meeting, the Company has determined that shareholder proposals pursuant to Rule 14a-8 must have been received no later than the close of business on September 18, 2025.

Director Nominations for Inclusion in the Proxy Statement for the 2026 Annual Meeting

Under the proxy access provision in our By-Laws, an eligible shareholder or group of up to 20 shareholders owning at least 3% of our Common Stock continuously for three years may elect to nominate up to two individuals or 20% of the Board, whichever is greater, for election at the 2026 annual meeting, and to have those individuals included in our proxy statement for that meeting. If a shareholder or group of shareholders wishes to nominate one or more director candidates to be included in the Company’s proxy statement for the 2026 annual meeting pursuant to these proxy access provisions in Article II, Section 12 of the By-Laws, notice must be received by the Secretary of the Company at the Company’s principal executive offices no earlier than the close of business on September 30, 2025, and no later than the close of business on October 30, 2025. However, if the date of the 2026 annual meeting is more than 30 days before or more than 60 days after the first anniversary of the date of the 2026 annual meeting, such notice must be received by the Secretary of the Company at the Company’s principal executive offices no earlier than the close of business on the date that is 150 days in advance of the date of the 2026 annual meeting and no later than the close of business on the later of 120 days in advance of the 2026 annual meeting or 10 days following the date we first publicly announce the date of 2026 annual meeting. Any such notice must also comply with the timing, disclosure, procedural and other requirements as set forth in our By-Laws.

Other Proposals or Director Nominations for Presentation at the 2026 Annual Meeting

Shareholders who wish to nominate one or more individuals to serve as directors or to bring business before the 2026 annual meeting (other than nominations pursuant to our proxy access bylaw or a shareholder proposal in accordance with Rule 14a-8), must notify the Secretary of the Company in writing and provide the information required by Article II, Section 2 of our By-Laws. The notice must be made to the attention of the Company’s Corporate Secretary and delivered to, or mailed and received at the Company’s principal executive offices no earlier than the close of business on October 30, 2025, and no later than the close of business on November 28, 2025. However, if the date of the 2026 annual meeting is more than 30 days before or more than 70 days after the first anniversary of the date of the 2026 annual meeting, such notice must be made to the attention of the Company’s Corporate Secretary and delivered to, or mailed and received at the Company’s principal executive offices no earlier than the close of business on the 120th day in advance of the 2026 annual meeting and no later than the close of business on the later of 90 days in advance of the 2026 annual meeting or 10 days following the date we first publicly announce the date of 2026 annual meeting. Any such notice must also comply with the timing, disclosure, procedural and other requirements as set forth in our By-Laws.

In addition to satisfying the requirements of the By-Laws, to comply with the requirements set forth in Rule 14a-19 of the Exchange Act (the universal proxy rules), shareholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must also provide written notice to the Secretary of the Company that sets forth all the information required by Rule 14a-19(b) of the Exchange Act. Such notice must be postmarked or transmitted electronically to the Company at the Company’s principal executive offices no later than December 29, 2025.

A copy of our By-Laws was filed with the SEC as Exhibit 3.1 to our Current Report on Form 8-K on June 27, 2019. That document may be located on our website www.lee.net. Click on “Investors,” then “Financials & Filings” and “SEC filings.”

Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting:
The Company’s Proxy Statement, form of Proxy Card, and Quarterly Report on Form 10-Q for the Quarter Ended June 29, 2025 are
available at www.proxyvote.com

THE PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES, OR THE SOLICITATION OF A PROXY, IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE ANY OFFER OR SOLICITATION IN THAT JURISDICTION. THE INFORMATION CONTAINED IN THIS PROXY STATEMENT SPEAKS ONLY AS OF THE DATE INDICATED ON THE COVER OF THIS PROXY STATEMENT UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES.

THE COMPANY HAS NOT AUTHORIZED ANYONE TO GIVE YOU ANY INFORMATION OR TO MAKE ANY REPRESENTATION ABOUT THE PROPOSALS OR THE THAT IS DIFFERENT FROM OR ADDS TO THE INFORMATION CONTAINED IN THIS PROXY STATEMENT OR IN THE DOCUMENTS THE COMPANY HAS PUBLICLY FILED WITH THE SEC. THE COMPANY IS NOT RESPONSIBLE FOR, AND CAN PROVIDE NO ASSURANCES AS TO THE RELIABILITY OF, ANY INFORMATION OTHER THAN THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT.

PROPOSAL 1 – CHARTER AMENDMENT PROPOSAL

The Board has approved, and is asking shareholders to adopt and approve, an amendment to our Amended and Restated Certificate of Incorporation to effectuate an increase in the number of authorized shares of Common Stock from 12,000,000 shares to 24,000,000 shares (the “Charter Amendment”). The full text of the proposed amendment is attached to and incorporated into this Proxy Statement as Appendix A.

Assuming shareholders approve the Charter Amendment, the effective date of the Charter Amendment will be determined at the sole discretion of the Board. The Board may determine, in its sole discretion, not to effectuate the Charter Amendment and not to file the Charter Amendment.

Purpose of the Charter Amendment

The purpose of the Charter Amendment Proposal is to provide the Company with sufficient shares of authorized Common Stock to give the Company greater flexibility in considering and planning for future corporate needs, including, but not limited to, financing transactions, the provision of equity incentives to employees, officers and directors pursuant to the Company’s compensation plans, potential strategic transactions, including mergers, acquisitions and business combinations, as well as other general corporate transactions. The Company believes that it has currently limited remaining capacity to issue shares of Common Stock under its current share authorization for its corporate needs.

In particular, the Company is actively considering pursuing one or more financing transactions, including the issuance of Common Stock or other convertible equity securities for cash to existing and/or new holders of our Common Stock, which the Company believes could, if it had the capacity to execute, materially enhance long-term shareholder value. Due to the Company’s relatively small market capitalization and its current share authorization, the Company does not presently have a meaningful ability to use its Common Stock to execute any such financing transactions.

However, among other things, there can be no assurance that (i) the Charter Amendment, if approved by shareholders, will be actually effectuated by the Board or (ii) any potential future financing or strategic transactions will occur.

Except as otherwise required by law, upon the valid filing and effectiveness of the Charter Amendment with the Delaware Secretary of State, the newly authorized shares of Common Stock will be available for issuance at the discretion of our Board for various future corporate needs, including those outlined above. No further action by the shareholders is expected to be solicited before issuance of the Company’s Common Stock, including the newly authorized shares, unless required by applicable law. While approval of the Charter Amendment Proposal would not have any immediate dilutive effect on the proportionate voting power or other rights of existing shareholders, any future issuance of additional authorized shares of our Common Stock may, among other things, dilute the earnings per share of our Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued. In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. Our Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent our Board from taking any appropriate actions not inconsistent with its fiduciary duties. For the avoidance of doubt, the Charter Amendment is not being proposed as a result of the Company’s existing stockholder rights plan, dated March 28, 2024 (as may be amended from time to time).

Any newly authorized shares of Common Stock will be identical to the shares of Common Stock now authorized and outstanding. The Charter Amendment will not affect the rights of current holders of our Common Stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.

Effects of the Proposed Amendment

If the Charter Amendment Proposal is approved, and the Company effectuates the Charter Amendment, the number of authorized shares of Common Stock will be 24,000,000. The total number of authorized shares of capital stock of the Company will be 27,500,000, consisting of 24,000,000 authorized shares of Common Stock, par value $0.01 per share, 500,000 shares of Serial Convertible Preferred Stock, without par value, and 3,000,000 shares of Class B Common Stock, par value $2.00 per share. The Charter Amendment Proposal will not change the par value of the shares of the Common Stock, affect the number of shares of Common Stock outstanding or the rights or privileges of holders of shares of the Common Stock or have any effect on any outstanding securities, including outstanding equity awards, that are exercisable, convertible or exchangeable for shares of Common Stock, except for effects incidental to increasing the number of shares of Common Stock outstanding.

Effective Time

The effective time of the Charter Amendment, if the proposed Charter Amendment is adopted and approved by shareholders and the Charter Amendment is implemented at the discretion of the Board, will be the date and time that the Charter Amendment effectuating the Charter Amendment is filed with the Delaware Secretary of State or such later time as is specified therein. The exact timing of the Charter Amendment will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and its shareholders, and the effective date will be publicly announced by the Company.

The Charter Amendment may be delayed or abandoned without further action by the shareholders at any time prior to effectiveness of the Charter Amendment with the Delaware Secretary of State, notwithstanding shareholder adoption and approval of the Charter Amendment, if the Board, in its sole discretion, determines that it is in the best interests of the Company and its shareholders to delay or abandon the Charter Amendment. If the Charter Amendment is not effective with the Delaware Secretary of State within three months of the date of the Special Meeting, the Board will be deemed to have abandoned the Charter Amendment.

Appraisal Rights

Under Delaware law, our shareholders are not entitled to dissenters’ rights or appraisal rights with respect to the Charter Amendment, and we will not independently provide our shareholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Charter Amendment that is not shared by all of our other shareholders.

Effect of Failure to Obtain Shareholder Approval

If we do not obtain shareholder approval for this Proposal 1, we may not have the ability to raise sufficient capital to continue to operate our business or meet our financing needs or not have sufficient shares authorized to effectuate strategic transactions in the future where the consideration would otherwise be Common Stock.

Voting Standard

The affirmative vote of the holders of a majority of the shares of our Common Stock, represented virtually or by proxy at the Special Meeting and entitled to vote on the matter, is required to approve the Charter Amendment.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL

PROPOSAL 2 – ADJOURNMENT PROPOSAL

The Proposal

If necessary, the Company is seeking approval of one or more adjournment(s) of the Special Meeting by the chair of the Special Meeting to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Charter Amendment Proposal, (ii) to allow reasonable additional time for the filing or mailing of any supplemental or amended proxy materials or other disclosures the Company has determined is required under applicable law or advisable and for such supplemental or amended proxy materials or other disclosures to be disseminated and reviewed by the Company’s shareholders prior to the Special Meeting, or (iii) to allow reasonable additional time to consider any other business that may properly come before the Special Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, the chair of the Special Meeting will not adjourn the Special Meeting to a later date. Notwithstanding the foregoing, in accordance with our By-laws, for the avoidance of doubt, the chair of the Special Meeting may adjourn or postpone to the Special Meeting in the chair’s discretion prior to the commencement of any meeting.

Voting Standard

The affirmative vote of the holders of a majority of the shares of our Common Stock, represented virtually or by proxy at the Special Meeting and entitled to vote on the matter, is required to approve the Charter Amendment.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth information as of , 2025, except as set forth below, as to each person known by us to own beneficially more than 5% of our Common Stock.

Name and Address of Beneficial Owner		Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class
Quint Digital Ltd., et al.	403 Prabhat Kiran, 17, Rejendra Place, Dehli, India 110008	Common Stock	793,455 (1)	12.67%
Jerrilyn M. Hoffman Revocable Trust dated May 30, 2001	568 Lincoln Avenue, Winnetka, IL 60093	Common Stock	618,900 (2)	9.88%
GAMCO Investors, Inc., et al.	One Corporate Center, Rye, NY	Common Stock	709,079 (3)	11.32%
Solas Capital Management, LLC	1063 Post Road, 2nd Floor, Darien, CT 06820	Common Stock	482,212 (4)	7.70%
Praetorian Capital Fund LLC	Carr 429, Km 4.1, Bo. Barrero, Rincon, PR 00677	Common Stock	291,029 (5)	4.65%

(1) Based on information set forth in Schedule 13G filed with the SEC on February 14, 2025, Quint Digital Ltd. reports sole voting and dispositive power over 763,000 shares; Ritu Kapur reports sole voting and dispositive power over 250 shares, Bahl Vidur reports sole voting and dispositive power over 30,205 shares. Quint Digital Ltd, Ritu Kapur, and Bahl Vidur are identified in the Schedule 13G as a Group in accordance with Rule 240.13d-1(b)(1)(ii)(k).

(2) Based on information set forth in Amendment No. 6 to Schedule 13D filed with the SEC on July 21, 2025, Jerrilyn M. Hoffman reports shared voting and dispositive power over 618,900 shares and Jerrilyn M. Hoffman Revocable Trust dated May 30, 2001, reports shared voting and dispositive power over 618,900 shares. Jerrilyn M. Hoffman is the trustee of the Jerrilyn M. Hoffman Revocable Trust dated May 30, 2001.

(3) Based on information set forth in Amendment No. 6 to Schedule 13D filed with the SEC on June 12, 2025, Gabelli Funds, LLC reports sole voting and dispositive power over 202,482 shares; GAMCO Asset Management Inc. reports sole voting and dispositive power over 471,397 shares; Teton Advisors, LLC reports sole voting and dispositive power over 16,000 shares; and Gabelli Foundation, Inc. reports sole voting and dispositive power over 15,500 shares. Gabelli Funds, LLC and GAMCO Asset Management, Inc. are wholly owned subsidiaries of GAMCO Investors, Inc. GGCP Holdings LLC is the controlling shareholder of GAMCO Investors, Inc., and Mario Gabelli is the controlling shareholder, co-Chief Executive Officer, and a director of GGCP Holdings, Inc. Teton Advisors. LLC, is subadvised by Gabelli Funds, LLC, and therefore, indirectly controlled by Mario Gabelli. Gabelli Foundation, Inc. is a private foundation, and Mario Gabelli is the Chairman, a Trustee and the Investment Manager of the foundation.

(4) Based on information set forth in Amendment No. 1 to Schedule 13D filed with the SEC on November 14, 2024, Frederick Tucker Golden reports shared voting power over 482,212 shares and shared dispositive power over 482,212 shares and Solas Capital Management, LLC reports shared voting power over 482,212 shares and shared dispositive power over 482,212 shares. Frederick Tucker Golden is the Portfolio Manager of Solas Capital Management, LLC.

(5) Based on information set forth in Amendment No. 3 to Schedule 13D filed with the SEC on March 5, 2025, Praetorian Capital Fund LLC reports shared voting and dispositive power over 228,786 shares;

Praetorian PR LLC reports shared voting and dispositive power over 228,786 shares; Praetorian Capital Management LLC reports shared voting and dispositive power over 228,786 shares; Mongolia (Barbados) Corp reports shared voting and dispositive power over 62,243 shares; Mongolia Growth Group Ltd. reports shared voting and dispositive power over 62,243 shares; and Harris Kupperman reports shared voting and dispositive power over 291,029 shares. Praetorian PR LLC is the investment advisor to Praetorian Capital Fund LLC, Praetorian Capital Management LLC is the manager of Praetorian Capital Fund LLC, Mongolia Growth Group Ltd. is the sole shareholder of Mongolia (Barbados) Corp., Harris Kupperman is the managing member of Praetorian PR LLC and Praetorian Capital Management LLC and Chief Executive Officer and Executive Chairman of Mongolia Growth Group Ltd., and Praetorian PR LLC has an understanding with Mongolia (Barbados) Corp with respect to the shared voting, purchase, and disposition of 62,243 shares.

The following table sets forth information as to our Common Stock beneficially owned as of , 2025, by each director, each of our “named executive officers” for our most recently completed fiscal year September 28, 2025, and by all directors and executive officers as a group:

Beneficial Owner	Shares of Common Stock(1)	Percent of Class
Nathan E. Bekke	41,203	*
Joseph J. Battistoni	19,753	*
Steven C. Fletcher	25,726	*
Astrid J. Garcia	23,153	*
Mary E. Junck	214,061	3.4%
Margaret R. Liberman	26,726	*
Brent M. Magid	35,564	*
Madeline E. McIntosh	12,283	*
Shaun E. McAlmont	22,849	*
Timothy R. Millage	39,961	*
Jonathon F. Miller	12,283	*
Kevin D. Mowbray	142,359	2.3%
Herbert W. Moloney lll	38,901	*
All executive officers and directors as a group (15 persons)(1)		10.5%
* Less than one percent of the class

(1) Includes securities exercisable in the next 60 days.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple shareholders who reside at the same address may receive a single copy of our annual report and proxy materials, unless the affected shareholder has provided contrary instructions.

Any stockholder, including both shareholders of record and beneficial holders who own their shares through a broker, bank or other nominee (i.e., in “street name”), who share an address with another holder of our Common Stock are only being sent one set of proxy materials, unless such holders have provided contrary instructions. We will deliver promptly upon written or oral request a separate copy of these materials to any holder at a shared address to which a single copy of the proxy materials was delivered. If you wish to opt out of householding and receive a separate copy of these materials in the future or if you are receiving multiple copies and would like to receive a single copy, you may do so by notifying us in writing at: Lee Enterprises, Incorporated, Attention: Investor Relations, 4600 E. 53rd Street, Davenport, IA 52807 or by telephone at (563) 383-2100.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, Proxy Statements and other information with the SEC. The Company’s SEC filings are available to the public at the SEC’s website at www.sec.gov. Statements contained in this Proxy Statement, or in any document incorporated in this Proxy Statement by reference, regarding the contents of any contract or other document, are not necessarily complete, and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows the Company to “incorporate by reference” into this Proxy Statement documents that we file with the SEC. This means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this Proxy Statement. This Proxy Statement and the information that the Company later files with the SEC may update and supersede the information incorporated by reference. Similarly, the information that the Company later files with the SEC may update and supersede the information in this Proxy Statement.

The Company also incorporates by reference the documents listed below and any documents filed by it pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act on or after the date of this Proxy Statement and before the date of the Special Meeting (provided that the Company is not incorporating by reference any information furnished to, but not filed with, the SEC):

•Our Annual Report on Form 10-K for the fiscal year ended September 29, 2024, filed on December 13, 2024; and

•Our Quarterly Report on Form 10-Q for the respective quarter ended June 29, 2025, filed on August 8, 2025.

Copies of any of the documents the Company files with the SEC may be obtained free of charge either on the Company’s website by contacting Lee Enterprises, Incorporated, Attention: Investor Relations, 4600 E. 53rd Street, Davenport, IA 52807 or by telephone at (563) 383-2100. If you would like to request documents from us, please do so at least five business days before the date of the Special Meeting to receive timely delivery of those documents prior to the Special Meeting.

THE PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES, OR THE SOLICITATION OF A PROXY, IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE ANY OFFER OR SOLICITATION IN THAT JURISDICTION. THE INFORMATION CONTAINED IN THIS PROXY STATEMENT SPEAKS ONLY AS OF THE DATE INDICATED ON THE COVER OF THIS PROXY

STATEMENT UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES.

THE COMPANY HAS NOT AUTHORIZED ANYONE TO GIVE YOU ANY INFORMATION OR TO MAKE ANY REPRESENTATION ABOUT THE PROPOSALS OR THE THAT IS DIFFERENT FROM OR ADDS TO THE INFORMATION CONTAINED IN THIS PROXY STATEMENT OR IN THE DOCUMENTS THE COMPANY HAS PUBLICLY FILED WITH THE SEC. THE COMPANY IS NOT RESPONSIBLE FOR, AND CAN PROVIDE NO ASSURANCES AS TO THE RELIABILITY OF, ANY INFORMATION OTHER THAN THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT.

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

LEE ENTERPRISES, INCORPORATED
SHAREOWNER SERVICES
P.O. BOX 64945
ST. PAUL, MN 55164-0945

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LEE2025SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V80679-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LEE ENTERPRISES, INCORPORATED

THIS PROXY when properly executed will be voted as directed or, if no direction is given and on such other business as may properly come before the Special Meeting or any adjournment thereof, will be voted as the Board recommends or otherwise determines in its discretion.

PLEASE SIGN exactly as your name(s) appear(s) on the Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice, Proxy Statement, and Form 10-Q are available at www.proxyvote.com.

V80680-TBD

LEE ENTERPRISES, INCORPORATED

SPECIAL MEETING OF SHAREHOLDERS

November 25, 2025
9:00 a.m. CST

Via Live Webcast
Davenport, IA 52807

4600 E. 53rd Street
Davenport, IA 52807

PROXY

This proxy is solicited by the Board of Directors for use at the Special Meeting on November 25, 2025.

The shares of stock that you hold in the account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" on Items 1 and 2.

By signing the proxy, you revoke all prior proxies and appoint Mary E. Junck and Herbert W. Moloney III, and each of them, with full power of substitution, to vote the shares on the matters shown on the reverse side and any other matters that may come before the Special Meeting and all adjournments.

See reverse for voting instructions.

APPENDIX A

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
LEE ENTERPRISES, INCORPORATED

Lee Enterprises, Incorporated (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (“DGCL”), hereby certifies as follows:

1.This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation filed with the Secretary of State on January 30, 2012 (the “Certificate of Incorporation”).

2.Article Fourth of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 27,500,000, consisting of 500,000 shares of Serial Convertible
Preferred Stock, without par value, 24,000,000 shares of Common Stock, par value $0.01 per share ("Common Stock"), and 3,000,000 shares of Class B Common Stock, par value
$2.00 per share ("Class B Common Stock").

Notwithstanding anything herein to the contrary, the Corporation shall not be authorized to issue non-voting capital stock of any class, series or other designation to the extent prohibited by Section 1123(a)(6) of the Bankruptcy Code; provided, however, that the foregoing restriction shall (i) have no further force and effect beyond that required under Section 1123(a)(6) of the Bankruptcy Code, (ii) only have such force and effect for so long as such Section 1123(a)(6) is in effect and applies to the Corporation and (iii) be deemed void or eliminated if required under applicable law.

The following is a statement of the designations, preferences and rights, and the qualifications, limitations and restrictions thereof, in respect of the Common Stock and the Class B Common Stock and the Serial Convertible Preferred Stock, except such thereof as the Board of Directors is herein expressly authorized to fix. This amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

3.All other provisions of the Certificate of Incorporation shall remain in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Kevin D. Mowbray, its Chief Executive Officer, this ____ day of October, 2025.

LEE ENTERPRISES, INCORPORATED,
a Delaware corporation

By _________________________________
Kevin Mowbray
Its: Chief Executive Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6l(2))

☐    Definitive Proxy Statement

☒    Definitive Additional Materials

☐    Soliciting Material Pursuant to §240.14a-12

LEE ENTERPRISES, INCORPORATED
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required

☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

☐    Fee paid previously with preliminary materials